UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2019

Capitol Investment Corp. IV
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38186	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 17th Street, Suite 820 Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 654-7060

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CIC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CIC	New York Stock Exchange
Redeemable warrants, exercisable for Class A ordinary shares at an exercise price of $11.50 per share	CIC WS	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On July 11, 2019, Capitol Investment Corp. IV. (“Capitol”) entered into an amendment (the “Amendment”) to the previously disclosed Agreement and Plan of Merger, dated as of April 7, 2019 (“Merger Agreement”), by and among Capitol and its subsidiaries, NESCO Holdings, LP (“Nesco Owner”), and NESCO Holdings I, Inc. (“Nesco”). As previously disclosed, under the Merger Agreement, (i) Capitol will domesticate as a Delaware corporation and will be renamed “Nesco Holdings, Inc.”, (ii) a subsidiary of Capitol will merge with and into Nesco, with Nesco surviving as a wholly-owned subsidiary of Capitol and (iii) immediately after the Initial Merger, Nesco will merge with and into a limited liability company subsidiary of Capitol (“New HoldCo”), with New HoldCo surviving as a wholly-owned subsidiary of Capitol. As a result of the transactions, Nesco will become a wholly-owned subsidiary of Capitol, with Nesco Owner becoming a securityholder of Capitol.

Under the Amendment, the initial enterprise value of the combined company after the business combination was reduced by $50 million, to approximately $1,037 million (assuming no redemptions). As a result, the consideration to be issued to Nesco Owner was reduced and Capitol Acquisition Management IV LLC and its affiliates (collectively, the “Sponsor”) agreed to cancel an additional number of their shares, as follows:

●	Nesco Owner will no longer receive cash consideration in an amount of $75 million, and instead will receive common stock consideration at a price of $10.00 per share, for an aggregate of 7,500,000 shares of common stock, regardless of redemptions;

●	excluding the 7,500,000 additional shares referred to above, the aggregate common stock consideration to Nesco Owner was reduced by 3,303,597 shares as Nesco Owner’s contribution to the $50 million enterprise value reduction;

●	earnout consideration to Nesco Owner was increased by 1,651,798 shares, which additional shares may be earned by Nesco Owner if, from the consummation of the business combination until the seventh anniversary thereof, the trading price of the combined company’s common stock exceeds $19.00 per share for any period of 20 trading days out of a consecutive 30 trading day period or if a sale transaction of the combined company occurs in which the consideration paid per share to holders of common stock exceeds $19.00 per share;

●	an additional (i) 348,201 shares of common stock owned by the Sponsor will be cancelled and (ii) 348,202 shares of common stock owned by the Sponsor will be subject to lock-up and potential forfeiture for the seven-year period following the consummation of the business combination, which risk of forfeiture will lapse if the trading price of the combined company’s common stock exceeds $19.00 per share for any period of 20 trading days out of a consecutive 30 trading day period or if a sale transaction of the combined company occurs in which the consideration paid per share to holders of common stock exceeds $19.00 per share; and

●	concurrently with the closing of the merger, Nesco Owner or one or more of its affiliates will purchase 2,500,000 newly-issued shares of Capitol common stock at a price of $10.00 per share (for gross proceeds to Capitol of $25 million), payable in cash.

Capitol and Nesco expect to enter into certain amendments to their agreements with their underwriters and financial advisors, reducing fees to such parties payable upon closing of the Transactions by approximately $10 million. Under the Amendment, up to $10 million of such fee reduction will be included as cash available to Capitol for purposes of satisfying the condition to closing that Capitol have at least $265 million of cash available after giving effect to payment of amounts that Capitol may be required to pay to any redeeming shareholders upon consummation of the transactions set forth in the Merger Agreement.

Furthermore, the Amendment contained a revised form of the Stockholders’ Agreement that provides that:

●	Nesco Owner (and its successors and assigns) will have the right to designate up to four persons to be appointed or nominated for election to the board of directors of Capitol if it and its affiliates own at least 45% of the common stock of the combined company, subject to reduction based on the aggregate ownership of Nesco Owner and its successors and assigns;

●	the board will consist of between seven and nine members depending on Nesco Owner’s pro forma ownership of the combined company;

●	the Sponsor agrees to transfer restrictions and potential forfeiture of an aggregate of 3,148,202 shares of Capitol common stock (including the 348,202 additional shares as set forth in the Amendment) if the combined company does not meet earnout targets which are identical to the earnout targets set forth in the Merger Agreement, as amended, for the earnout shares to be issued to Nesco Owner in the business combination; and

●	Nesco Owner agrees to the potential forfeiture of an aggregate of 3,451,798 earnout shares (including the additional 1,651,798 earnout shares as set forth in the Amendment) if the earnout targets are not met.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is filed with this report as Exhibit 2.1 and is incorporated herein by reference.

Additional Information

CAPITOL INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITOL’S SECURITIES, IN CONNECTION WITH THE PREVIOUSLY ANNOUNCED PROPOSED TRANSACTIONS WITH NESCO.

CAPITOL AND NESCO AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, UNDER SECURITIES & EXCHANGE COMMISSION (“SEC”) RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF CAPITOL’S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTIONS OF CAPITOL’S DIRECTORS AND OFFICERS IN CAPITOL’S FILINGS WITH THE SEC, INCLUDING CAPITOL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, WHICH WAS FILED WITH THE SEC ON MARCH 4, 2019. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO CAPITOL’S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS, AND OTHER IMPORTANT INFORMATION RELATING TO THE TRANSACTIONS IS SET FORTH IN THE PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED TRANSACTIONS.

INVESTORS AND SECURITY HOLDERS OF CAPITOL AND NESCO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN, AND WILL BE, FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT CAPITOL AND NESCO ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY CAPITOL WHEN AND IF AVAILABLE, CAN BE OBTAINED FREE OF CHARGE ON CAPITOL’S WEBSITE AT WWW.CAPINVESTMENT.COM OR BY DIRECTING A WRITTEN REQUEST TO CAPITOL INVESTMENT CORP. IV, 1300 17TH STREET, SUITE 820, ARLINGTON, VIRGINIA 22209 OR BY EMAILING INFO@CAPINVESTMENT.COM.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF CAPITOL OR NESCO, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS”. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

NEITHER CAPITOL NOR NESCO UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE NESCO’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND NESCO’S ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THIS REPORT AND THE EXHIBITS HERETO ARE NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN CAPITOL AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN CAPITOL.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN CAPITOL’S FILINGS WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING CAPITOL AND NESCO, THE PROPOSED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO CAPITOL AND NESCO OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER CAPITOL NOR NESCO UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
2.1	Amendment to the Agreement and Plan of Merger, dated July 11, 2019, by and among Capitol Investment Corp. IV, Capitol Intermediate Holdings, LLC, Capitol Investment Merger Sub 1, LLC, Capitol Investment Merger Sub 2, LLC, NESCO Holdings, LP, and NESCO Holdings I, Inc.*

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Capitol agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2019	CAPITOL INVESTMENT CORP. IV

	By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer

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